UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 13, 2022
CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15867	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2655 Seely Avenue, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)
(408) 943-1234
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CDNS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In its amended current report on Form 8-K/A filed on December 17, 2021, Cadence Design Systems, Inc. (the “Company”) disclosed that it anticipated issuing long-term performance awards in January 2022 (the “2022 LTP Awards”) to its executive officers, including its President and Chief Executive Officer, Anirudh Devgan, Ph.D. The Company granted the 2022 LTP Awards to Dr. Devgan and other executive officers under the Company’s Omnibus Equity Incentive Plan on January 13, 2022.
Dr. Devgan’s 2022 LTP Award consists of 409,208 restricted stock units (“RSUs”) having a grant date fair value equal to $20,534,057. The 2022 LTP Award is 100% performance based and has a five-year performance period ending March 15, 2027, with the ability to vest in a portion of the award at the end of a three-year performance period ending March 15, 2025 and a four-year performance period ending March 15, 2026. The 2022 LTP Award will vest based on the Company’s stock performance exceeding both absolute stock price and relative total shareholder return (“TSR”) hurdles, calculated based on a 20-trading day trailing average, at the end of the applicable performance period. The threshold and maximum stock price targets are $245.00 and $359.00, respectively, which were based on the 20-trading day trailing average of $179.05 at the time of the grant. The relative TSR hurdle requires performance equal to or in excess of the 35th percentile of the companies included in either the S&P MidCap 400 Information Technology Index or the S&P 500 IT Index. The 2022 LTP Award also includes a mandatory holding period that lapses one year after vesting (subject to accelerated distribution for certain termination events).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 20, 2022

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ Alinka Flaminia
Alinka Flaminia
Senior Vice President, Chief Legal Officer & Corporate Secretary